EXECUTION VERSION

GUARANTY

This GUARANTY, dated as of February 9, 2012 (the “Guaranty”), is executed and delivered by AMERICAN STANDARD ENERGY CORP., a Delaware corporation (the “Guarantor”) in favor of PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD., a Cayman Islands corporation (“Opportunities”) and PWCM MASTER FUND LTD., a Cayman Islands corporation, (“PWCM”; and in their collective capacity as the Investor under the Note and Warrant Purchase Agreement (as defined below) and together with each of their respective successors and assigns, Opportunities and PWCM, collectively, the “Investor”).

WITNESSETH:

WHEREAS, the Guarantor is the holder of 100% of the equity interests ASEN 2, Corp., a Delaware corporation (the “Company”);

WHEREAS, in accordance with that certain Note and Warrant Purchase Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement) among the Company, the Guarantor and the Investor, the Investor has agreed to purchase a note in the principal amount of $20,000,000 (the “Note”);

WHEREAS, in order to induce the Investor to enter into the Purchase Agreement and to purchase the Note pursuant to the Purchase Agreement, and in consideration thereof, the Guarantor has agreed to guaranty the Guaranteed Obligations (as defined below) and execute and deliver this Guaranty; and

WHEREAS, the purchase of the Note by the Investor from the Company will be beneficial to the Guarantor inasmuch as the proceeds of such purchase paid to the Company will benefit the Guarantor.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

1.          Guaranty of Payment and Performance. The Guarantor hereby irrevocably and unconditionally guarantees to the Investor the full and punctual payment when due (whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration or otherwise and whether for principal, interest (including all interest that accrues after the commencement of any proceeding of the type described in Section 2.1(e) or Section 2.1(f) of the Note, irrespective of whether a claim therefor is allowed in such case or proceeding), fees, expenses or otherwise), and the performance, of all liabilities, agreements and other obligations of the Company to the Investor, in each case, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired, of the Company to the Investor under the Transaction Documents (collectively, the “Guaranteed Obligations”). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Guaranteed Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Investor first attempt to collect any of the Guaranteed Obligations from the Company or resort to any security or other means of obtaining their payment. Should the Company default in the payment or performance of any of the Guaranteed Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Investor, without demand or notice of any nature, all of which are expressly waived by the Guarantor.

2.          Guarantor’s Agreement to Pay. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Investor, on demand, all reasonable and documented out-of-pocket costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Investor in connection with enforcement of this Guaranty, together with interest on amounts recoverable under this Guaranty from the time such amounts become due under this Guaranty until payment, at the rate per annum equal to the default rate set forth in the Note; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3.          Unlimited Guaranty; Covenant. The liability of the Guarantor hereunder shall be unlimited to the extent of the Guaranteed Obligations and the other obligations of the Guarantor hereunder (including, without limitation, under Section 2 above).

4.          Waivers by the Guarantor; Investor’s Freedom to Act. The Guarantor agrees that the Guaranteed Obligations will be paid and performed strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Investor with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Guaranteed Obligations incurred and all other notices of any kind, all defenses which may be available to the Company by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Company, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of the Transaction Documents and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Investor to assert any claim or demand or to enforce any right or remedy against the Company; (ii) any extensions, renewals, increases, restatements, replacements, settlements or compromises of any obligations of the Company to the Investor under the Transaction Documents; (iii) any rescissions, forbearances, waivers, amendments or modifications of any of the terms or provisions of any Transaction Document; (iv) the substitution or release of any entity primarily or secondarily liable for any obligations of the Company to the Investor under the Transaction Documents or of any property or asset subject to a Lien in favor of the Investor; (v) the adequacy of any rights the Investor may have against any collateral or other means of obtaining repayment of the Guaranteed Obligations; (vi) the impairment of any collateral securing the Guaranteed Obligations, including without limitation the failure to perfect or preserve any rights the Investor might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Company or any other guarantor, all of which may be done without notice to the Guarantor.

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5.          Unenforceability of Obligations Against Company. If for any reason the Company has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations have become irrecoverable from the Company by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Guaranteed Obligations. In the event that acceleration of the time for payment of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any obligations of the Company to the Investor under the Transaction Documents shall be immediately due and payable by the Guarantor.

6.          Subrogation; Subordination. Until the payment and performance in full of all Guaranteed Obligations, the Guarantor shall not exercise any rights against the Company arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, (the Investor having no duty or obligation to take any action at any time to protect or preserve any right of subrogation) and will not prove any claim in competition with the Investor or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Company in respect of any liability of the Guarantor to the Company; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Investor. The payment of any amounts due with respect to any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Guaranteed Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Guaranteed Obligations, after the expiration of any applicable grace period, if any, it will not demand, sue for or otherwise attempt to collect after such time any such indebtedness of the Company to the Guarantor until the Guaranteed Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Investor and be paid over to the Investor on account of the Guaranteed Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

7.          Termination; Reinstatement. This Guaranty shall remain in full force and effect until the Guaranteed Obligations are paid in full. This Guaranty shall be reinstated if at any time any payment made or value received with respect to any obligation of the Company to the Investor under the Transaction Documents is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

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8.          Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its respective successors and assigns, and shall inure to the benefit of and be enforceable by the Investor and its successors and permitted assigns. The Investor may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, or sell participations in any interest therein, to any other person or entity, to the extent permitted under Section 7.7 of the Purchase Agreement, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Investor herein.

9.          Amendments and Waivers. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Investor. No failure on the part of the Investor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

10.        Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed to the Guarantor or to the Investor, as the case may be, at their respective addresses set forth in the Purchase Agreement.

11.        Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION. THIS AGREEMENT SHALL NOT BE INTERPRETED OR CONSTRUED WITH ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED.

12.        Consent to Jurisdiction; Venue. SUBJECT TO THE LAST SENTENCE OF THIS SECTION 21(b), ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY PARTY WITH RESPECT TO THIS GUARANTY, THE OTHER TRANSACTION DOCUMENTS OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH PARTY TO THIS GUARANTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. EACH PARTY TO THIS GUARANTY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) AT ITS ADDRESS SET FORTH IN SECTION 19 OF THIS GUARANTY AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE MAILS OF THE UNITED STATES OF AMERICA. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE INVESTOR TO BRING PROCEEDINGS AGAINST EACH PARTY TO THIS GUARANTY IN THE COURTS OF ANY OTHER JURISDICTION. EACH PARTY TO THIS GUARANTY HEREBY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. EACH PARTY TO THIS GUARANTY HEREBY WAIVES THE RIGHT TO REMOVE ANY JUDICIAL PROCEEDING BROUGHT AGAINST IT IN ANY STATE COURT TO ANY FEDERAL COURT. ANY JUDICIAL PROCEEDING BY ANY PARTY TO THIS GUARANTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS GUARANTY OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

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13.        Certain References. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person, persons, entity or entities may require. The terms “herein”, “hereof” or “hereunder” or similar terms used in this Guaranty refer to this entire Guaranty and not only to the particular provision in which the term is used.

14.        Counterparts. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty. The foregoing shall apply to each other Transaction Document mutatis mutandis.

15.        Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the obligations of the Company to the Investor under the Transaction Documents. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural, masculine, feminine and generic forms of the terms defined.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date appearing in the introductory paragraph of this Guaranty.

AMERICAN STANDARD ENERGY CORP.

By:	/s/ Scott Feldhacker
Scott Feldhacker
Chief Executive Officer